Exhibit 99.1

Contacts:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Kevin LeBlanc	Jacqueline Chen Valencia
	Director of Investor	Senior Vice President
	Relations	Marketing & Communications
	(225) 292-2031	(225) 299-3688
	kevin.leblanc@amedisys.com	jacqueline.chen@amedisys.com

AMEDISYS REPORTS SECOND QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (August 7, 2012) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the second quarter ended June 30, 2012.

Three-Month Periods Ended June 30, 2012 and 2011

•	Net service revenue of $378.5 million compared to $368.4 million in 2011, an increase of $10.1 million or 2.7%.

•	Net income from continuing operations attributable to Amedisys, Inc., of $8.0 million compared to $22.9 million in 2011, a decrease of 65.1%.

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.27 compared to $0.79 per diluted share in 2011, a decrease of 65.8%.

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $25.6 million compared to $49.6 million in 2011, a decrease of 48.4%.

Six-Month Periods Ended June 30, 2012 and 2011

•	Net service revenue of $749.3 million compared to $727.7 million in 2011, an increase of $21.6 million or 3.0%.

•	Net income from continuing operations attributable to Amedisys, Inc., of $14.5 million compared to $39.9 million in 2011, a decrease of 63.7%.

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.48 compared to $1.38 per diluted share in 2011, a decrease of 65.2%.

•	EBITDA of $48.8 million compared to $88.9 million in 2011, a decrease of 45.1%.

William F. Borne, Chief Executive Officer stated, “We are encouraged by our results for the quarter and are on pace to meet our plans for the year. The organizational changes we have implemented are showing positive returns. We continue to focus on providing excellent care to our many home health and hospice patients while navigating cost pressures and reform legislation. There are many opportunities in front of us and we are positioning Amedisys to capitalize on those prospects.”

2012 Guidance

•	Net service revenue is anticipated to be in the range of $1.490 billion to $1.525 billion.

•	Diluted earnings per share is expected to be in the range of $0.95 and $1.10 based on an estimated 30.2 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made; effects of any share repurchases; any non-recurring costs or charges that may be incurred during the year or the impact of any future Medicare rate changes.

We urge caution in considering the current trends and 2012 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends and guidance are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate in the conference call, please dial (888) 710-4011 (Toll free) or (913) 312-1495 (Toll) a few minutes before 10:00 a.m. ET on Tuesday, August 7, 2012. A replay of the conference call will be available through August 14, 2012. The replay dial in number is (888) 203-1112 (Toll free) or (719) 457-0820 (Toll). The replay pin number is 5164963.

The call will also be available through our website and for seven days thereafter at the following web address: http://www.amedisys.com/investors.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, changes in or developments with respect to any litigation or investigations relating to the Company, including the SEC investigation and the U.S. Department of Justice Civil Investigative Demand and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measure as defined under SEC rules: EBITDA, defined as net income from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization. In accordance with SEC rules, we have provided herein a reconciliation of this non-GAAP financial measure to the most directly comparable measure under GAAP. Management believes that this is a useful gauge of our performance and is a common measure used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$37,158	$48,004
Patient accounts receivable, net of allowance for doubtful accounts of $19,603 and $17,438	163,161	148,061
Prepaid expenses	11,180	11,321
Other current assets	24,801	24,630

Total current assets	236,300	232,016

Property and equipment, net of accumulated depreciation of $96,891, and $94,266	146,207	148,536
Goodwill	343,353	334,695
Intangible assets, net of accumulated amortization of $22,024 and $20,611	49,335	50,067
Deferred tax asset	59,498	68,649
Other assets, net	23,606	24,322

Total assets	$858,299	$858,285

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,425	$25,475
Payroll and employee benefits	86,590	82,130
Accrued expenses	62,218	68,493
Current portion of long-term obligations	60,700	33,888
Current portion of deferred income taxes	11,071	11,748

Total current liabilities	245,004	221,734
Long-term obligations, less current portion	67,701	111,551
Other long-term obligations	4,274	4,852

Total liabilities	316,979	338,137

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 32,110,141 and 31,017,363 shares issued; and 31,328,783 and 30,328,549 shares outstanding	31	30
Additional paid-in capital	441,479	432,390
Treasury stock at cost, 781,358 and 688,814 shares of common stock	(17,014)	(15,770)
Accumulated other comprehensive income	15	13
Retained earnings	115,507	102,205

Total Amedisys, Inc. stockholders’ equity	540,018	518,868
Noncontrolling interests	1,302	1,280

Total equity	541,320	520,148

Total liabilities and equity	$858,299	$858,285

Income Statement Information

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2012	2011	2012	2011
Net service revenue	$378,498	$368,424	$749,331	$727,738
Cost of service, excluding depreciation and amortization	212,266	189,426	420,772	376,730
General and administrative expenses:
Salaries and benefits	86,499	78,695	173,576	162,083
Non-cash compensation	2,298	3,205	4,780	5,115
Other	47,286	45,221	91,680	89,517
Provision for doubtful accounts	4,695	2,266	10,558	5,380
Depreciation and amortization	9,905	9,550	19,959	18,730

Operating expenses	362,949	328,363	721,325	657,555

Operating income	15,549	40,061	28,006	70,183
Other (expense) income:
Interest income	27	89	42	207
Interest expense	(2,002)	(2,254)	(4,076)	(4,506)
Equity in earnings from equity investments	396	466	701	789
Miscellaneous, net	(134)	(376)	295	(671)

Total other expense, net	(1,713)	(2,075)	(3,038)	(4,181)

Income before income taxes	13,836	37,986	24,968	66,002
Income tax expense	(5,742)	(14,997)	(10,362)	(26,055)

Income from continuing operations	8,094	22,989	14,606	39,947
Discontinued operations, net of tax	(128)	(1,278)	(1,177)	(2,912)

Net income	7,966	21,711	13,429	37,035
Net income attributable to noncontrolling interests	(84)	(55)	(127)	(91)

Net income attributable to Amedisys, Inc.	$7,882	$21,656	$13,302	$36,944

Basic earnings per common share:
Income from continuing operations attributable to Amedisys, Inc. common stockholders	$0.27	$0.80	$0.49	$1.40
Discontinued operations, net of tax	(0.01)	(0.04)	(0.04)	(0.10)

Net income attributable to Amedisys, Inc. common stockholders	$0.26	$0.76	$0.45	$1.30

Weighted average shares outstanding	29,780	28,625	29,584	28,495

Diluted earnings per common share:
Income from continuing operations attributable to Amedisys, Inc. common stockholders	$0.27	$0.79	$0.48	$1.38
Discontinued operations, net of tax	(0.01)	(0.04)	(0.04)	(0.10)

Net income attributable to Amedisys, Inc. common stockholders	$0.26	$0.75	$0.44	$1.28

Weighted average shares outstanding	30,026	29,010	29,903	28,938

Amounts attributable to Amedisys, Inc. common stockholders:
Income from continuing operations	$8,010	$22,934	$14,479	$39,856
Discontinued operations, net of tax	(128)	(1,278)	(1,177)	(2,912)

Net income	$7,882	$21,656	$13,302	$36,944

Cash Flow Information

	For the Three-Month Periods ended June 30,		For the Six-Month Periods ended June 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$23,151	$23,959	$35,022	$76,513
Net cash used in investing activities	(17,878)	(135,589)	(27,931)	(151,535)
Net cash used in financing activities	(9,405)	(9,106)	(17,937)	(17,141)

Net decrease in cash and cash equivalents	(4,132)	(120,736)	(10,846)	(92,163)
Cash and cash equivalents at beginning of period	41,290	148,868	48,004	120,295

Cash and cash equivalents at end of period	$37,158	$28,132	$37,158	$28,132

Supplemental Information - Home Health

	For the Three-Month Periods Ended June 30,
	2012					2011
	Same Store		Start-ups/ Acquisitions	Total		Same Store	Other (1)	Total
Financial Information (in millions):
Episodic-based revenue	$274.5		$1.4	$275.9		$297.9	$5.2	$303.1
Non-episodic revenue	28.9		—	28.9		18.3	0.2	18.5

Net service revenue	303.4		1.4	304.8		316.2	5.4	321.6
Episodic-based revenue growth (2)	(8%	)		(9%	)

Cost of service	173.3		1.0	174.3		160.9	3.3	164.2

Gross margin	130.1		0.4	130.5		155.3	2.1	157.4
Other operating expenses	75.1		0.7	75.8		73.2	3.2	76.4

Operating income	$55.0		$(0.3)	$54.7		$82.1	$(1.1)	$81.0

Key Statistical Data:
Admissions:
Episodic-based	58,725		343	59,068		56,775	1,120	57,895
Non-episodic	15,229		19	15,248		10,321	135	10,456

Total admissions	73,954		362	74,316		67,096	1,255	68,351

Episodic-based admission growth (2)	3%			2%

Recertifications:
Episodic-based	40,378		132	40,510		43,172	620	43,792
Non-episodic	5,549		11	5,560		4,339	41	4,380

Total recertifications	45,927		143	46,070		47,511	661	48,172

Episodic-based recertification growth (2)	(6%	)		(7%	)

Completed Episodes:
Episodic-based	95,916		380	96,296		97,589	2,012	99,601

Visits:
Episodic-based	1,864,017		9,552	1,873,569		1,871,575	32,873	1,904,448
Non-episodic	288,316		347	288,663		199,091	1,991	201,082

Total visits	2,152,333		9,899	2,162,232		2,070,666	34,864	2,105,530

Cost per Visit	$80.52		$100.60	$80.61		$77.68	$95.59	$77.98

Average episodic-based revenue per completed episode (3)	$2,859		$3,061	$2,860		$3,031	$3,087	$3,032

Episodic-based visits per completed episode (4)	19.1		17.7	19.1		18.9	18.3	18.9

	For the Six-Month Periods Ended June 30,
	2012			2011
	Same Store	Start-ups/ Acquisitions	Total	Same Store	Other (1)	Total
Financial Information (in millions):
Episodic-based revenue	$550.4	$2.9	$553.3	$593.6	$12.2	$605.8
Non-episodic revenue	52.7	0.2	52.9	36.3	0.3	36.6

Net service revenue	603.1	3.1	606.2	629.9	12.5	642.4
Episodic-based revenue growth (2)	(7%)		(9%)

Cost of service	344.2	2.1	346.3	323.9	7.4	331.3

Gross margin	258.9	1.0	259.9	306.0	5.1	311.1
Other operating expenses	152.9	1.6	154.5	148.1	7.9	156.0

Operating income	$106.0	$(0.6)	$105.4	$157.9	$(2.8)	$155.1

Key Statistical Data:
Admissions:
Episodic-based	118,183	759	118,942	116,571	2,731	119,302
Non-episodic	29,597	122	29,719	20,726	276	21,002

Total admissions	147,780	881	148,661	137,297	3,007	140,304

Episodic-based admission growth (2)	1%		—

Recertifications:
Episodic-based	81,026	283	81,309	85,707	1,346	87,053
Non-episodic	10,256	30	10,286	8,543	78	8,621

Total recertifications	91,282	313	91,595	94,250	1,424	95,674

Episodic-based recertification growth (2)	(5%)		(7%)

Completed Episodes:
Episodic-based	190,213	806	191,019	193,357	4,260	197,617

Visits:
Episodic-based	3,734,936	18,785	3,753,721	3,736,817	76,426	3,813,243
Non-episodic	536,362	2,020	538,382	395,072	3,818	398,890

Total visits	4,271,298	20,805	4,292,103	4,131,889	80,244	4,212,133

Cost per Visit	$80.59	$101.30	$80.69	$78.36	$93.13	$78.64

Average episodic-based revenue per completed episode (3)	$2,856	$3,061	$2,857	$3,028	$3,135	$3,030

Episodic-based visits per completed episode (4)	18.9	17.8	18.9	18.7	18.9	18.7

(1)	Care centers for the prior period which are not considered same store care centers (i.e., care centers consolidated in prior period or unopened startups).
(2)	Episodic-based revenue, admissions or recertifications growth is the percent increase in our episodic-based revenue, admissions or recertifications for the period as a percent of the episodic-based revenue, admissions or recertifications of the prior period.
(3)	Average episodic-based revenue per completed episode is the average episodic-based revenue earned for each episodic-based completed episode of care.
(4)	Episodic-based visits per completed episode are the home health episodic-based visits on completed episodes divided by the home health episodic-based episodes completed during the period.

Supplemental Information - Hospice
	For the Three-Month Periods Ended June 30,
	2012			2011
	Same Store	Start-ups/ Acquisitions	Total	Same Store	Other (1)	Total
Financial Information (in millions):
Medicare revenue	$52.9	$16.9	$69.8	$43.2	$0.5	$43.7
Non-Medicare revenue	3.0	0.9	3.9	3.1	—	3.1

Net service revenue	55.9	17.8	73.7	46.3	0.5	46.8
Medicare revenue growth (2)	22%		60%

Cost of service	27.7	10.3	38.0	24.8	0.4	25.2

Gross margin	28.2	7.5	35.7	21.5	0.1	21.6
Other operating expenses	10.4	4.0	14.4	8.9	0.6	9.5

Operating income	$17.8	$3.5	$21.3	$12.6	$(0.5)	$12.1

Key Statistical Data:
Hospice admits	3,846	1,045	4,891	3,658	44	3,702
Hospice days	393,662	106,564	500,226	336,818	4,051	340,869
Average daily census	4,326	1,171	5,497	3,701	45	3,746
Revenue per day	$142.10	$166.76	$147.36	$137.39	$133.78	$137.34
Cost of service per day	$70.13	$96.66	$75.78	$73.52	$112.66	$73.99
Average length of stay	97	88	95	86	77	86

	For the Six-Month Periods Ended June 30,
	2012			2011
	Same Store	Start-ups/ Acquisitions	Total	Same Store	Other (1)	Total
Financial Information (in millions):
Medicare revenue	$94.8	$40.3	$135.1	$78.9	$0.9	$79.8
Non-Medicare revenue	5.8	2.2	8.0	5.4	0.1	5.5

Net service revenue	100.6	42.5	143.1	84.3	1.0	85.3
Medicare revenue growth (2)	20%		69%

Cost of service	50.7	23.8	74.5	44.4	1.0	45.4

Gross margin	49.9	18.7	68.6	39.9	—	39.9
Other operating expenses	19.1	9.1	28.2	16.1	1.4	17.5

Operating income	$30.8	$9.6	$40.4	$23.8	$(1.4)	$22.4

Key Statistical Data:
Hospice admits	7,144	2,649	9,793	6,768	97	6,865
Hospice days	721,547	250,928	972,475	614,840	7,324	622,164
Average daily census	3,965	1,378	5,343	3,397	40	3,437
Revenue per day	$139.47	$169.49	$147.22	$137.14	$136.53	$137.13
Cost of service per day	$70.06	$94.74	$76.42	$72.26	$138.43	$73.04
Average length of stay	94	90	93	87	67	87

(1)	Care centers for the prior period which are not considered same store care centers (i.e. care centers consolidated in prior period or unopened startups).
(2)	Medicare revenue growth is the percent increase in our Medicare revenue for the period as a percent of the Medicare revenue of the prior period.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED KEY STATISTICAL DATA AND

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands, except key statistical data)

(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2012	2011	2012	2011
Key Statistical Data:
General
Number of home health care centers	437	485	437	485
Number of hospice care centers	93	90	93	90
Number of care centers acquired (1)	6	22	6	22
Number of care centers opened as start-up locations (1)	—	2	2	8
Days revenue outstanding, net (2)	38.0	36.0	38.0	36.0

(1)	Includes both home health and hospice care centers.
(2)	Our calculation of days revenue outstanding, net at June 30, 2012 and 2011 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended June 30, 2012 and 2011, respectively.

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2012	2011	2012	2011
Net income from continuing operations attributable to Amedisys, Inc.	$8,010	$22,934	$14,479	$39,856
Add:
Provision for income taxes	5,742	14,997	10,362	26,055
Interest expense, net	1,975	2,165	4,034	4,299
Depreciation and amortization	9,905	9,550	19,959	18,730

EBITDA (1)	$25,632	$49,646	$48,834	$88,940

(1)	EBITDA is defined as net income from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.